                                                                   EXHIBIT 10.32

                      ACQUISITION, AGENCY, INDEMNITY AND
                               SUPPORT AGREEMENT



                                    Between


                        U.S. XPRESS ENTERPRISES, INC.,
                 as Company and Acquisition/Construction Agent

                                      and

                        WACHOVIA CAPITAL MARKETS, INC.,
                                  as Lessor,



                         Dated as of February 29, 1998

     ACQUISITION, AGENCY, INDEMNITY AND SUPPORT AGREEMENT dated as of
February 29, 1998 (as it may be amended or supplemented from time to time, this "Agreement"), by and between U.S. XPRESS ENTERPRISES, INC., a Nevada corporation
---------
(the "Company"), and WACHOVIA CAPITAL MARKETS, INC., a Georgia corporation (the
      -------
"Lessor").  All capitalized terms used in this Agreement and not otherwise
 ------
defined herein shall have the meanings assigned to them in Schedule 1.02 to that certain Investment and Participation Agreement dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Investment
                                                                    ----------
Agreement") by and among the Lessor, the Lessee, and the Lease Participants
---------
party thereto from time to time (the "Lease Participants").
                                      ------------------

                                   RECITALS
                                   --------

          A. The Lessor and the Company are parties to that certain Lease dated of even date herewith (as amended, supplemented or otherwise modified, the "Lease") pursuant to which the Company, as Lessee, has agreed to lease the
 -----
Facility for the Permitted Use in accordance with the terms and conditions set forth in the Lease.

          B. From time to time certain Additional Facilities may be added to the Lease pursuant to Section 11.22 of the Investment Agreement by the execution and delivery with respect to each such Additional Facility of a Lease Supplement, and in each such case such Additional Facility shall be a Facility for all purposes hereunder and this Agreement shall apply separately to each such Facility.

          C. To induce the Lessor to enter into the Lease and the other Operative Documents, and to induce the Lease Participants to enter into the Investment Agreement, the Company has agreed to provide, or cause to be provided, to the Lessor all the rights, services, and other matters as may be necessary from time to time for the design, acquisition, construction and fit up, maintenance and operation of the Facility and all components thereof, and has agreed to indemnify the Lessor and the Lease Participants for certain environmental risks relating to the Facility, all as hereinafter provided.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound by this Agreement, the Company and the Lessor hereby agree as follows:

                                   ARTICLE I

                              Agency Appointment
                              ------------------

     Section 1.1    Appointment of Acquisition/Construction Agent. The Lessor
                    ---------------------------------------------
hereby appoints the Company as its agent and attorney-in-fact (the Company in such capacity is herein called the "Acquisition/Construction Agent"), and the
                                    ------------------------------
Acquisition/Construction Agent hereby agrees to act as the Lessor's agent and attorney-in-fact, to perform certain of the obligations and responsibilities of the Lessor under the Investment Agreement as set forth therein, to cause the Facility to be purchased and designed and to be constructed and completed substantially in accordance with the Facility Plan and in accordance with all Governmental Requirements and Insurance Requirements and to undertake such other powers, duties and obligations as are set forth herein.

     Section 1.2  Term of Agency Relationship.  The agency relationship created
                  ---------------------------
herein between the Acquisition/Construction Agent and the Lessor shall commence as of the date hereof and shall end on the sooner to occur of: (a) the date that the Lessor no longer owns any interest in any portion of the Facility (or, if Additional Facilities have been added, in any portion of any Facility), (b) a default by the Company in the payment of the Final Rent Payment or the Completion Costs Payment, as applicable, the Purchase Price or the Termination Value in accordance with the terms of Section 15 of the Lease, or (c) the date the Company gives the Lessor notice that it will not exercise the option to purchase the Facility pursuant to the terms of the Lease, on which any such date or event the Lessor revokes the Company's right to act as Acquisition/Construction Agent hereunder. The Lessor may, but is not obligated to, revoke the Company's right and obligation to act as Acquisition/Construction Agent hereunder, any time after a Cancellation Date, Lease Termination Date or Option Date.

     Section 1.3  Powers, Duties and Obligations.  The Acquisition/Construction
                  ------------------------------
Agent shall have the following powers, duties and obligations:

          (a)  To make all funding requests for Lessor Advances under Section
2.02 of the Investment Agreement in compliance with the terms of the Investment Agreement and use the proceeds of each funding received by it only to pay the actual costs set forth in the Advance Notice, make all elections to terminate or to reduce the Lessor Investment Commitment under Section 2.03 of the Investment Agreement, and to make any request for extension of the Maturity Date under
Section 2.09 of the Investment Agreement;

          (b)  To make all payments due under the Lease directly to the Lessor;

          (c) To perform all acts which the Acquisition/Construction Agent may deem necessary on behalf of the Lessor, as agent for but only in the name of the Lessor, in connection with Completion, including, without limitation, performing or arranging the purchasing, designing, construction, engineering, assembling and installing of the Facility, and execution and delivery to the Lessor of the Completion Certificate in the form attached hereto as Exhibit A upon Completion of the Facility;

          (d) To perform or cause to be performed all work in connection with Completion to be done in a good and workmanlike manner and in compliance with all Governmental Requirements and Insurance Requirements, and in accordance with that certain Silverdale Industrial Park Tenant Restrictions and Covenants dated October 30, 1997, and recorded in Book 4968, Page 499, in the Hamilton County, Tennessee records (the "Restrictive Covenants"), and substantially in accordance with the Facility Plan;

          (e) (i) To take all actions in effecting the Completion in accordance with the requirements set forth on Schedule 1.3 hereto and in operating and managing the Facility as it would take as a reasonably prudent operator in the management and operation of its own Properties consistent with the Restrictive Covenants, and consistent with applicable Governmental Requirements, including, without limitation, fencing or otherwise securing the Site and maintaining with financially sound and reputable insurers, insurance against loss or damage of the kinds and in the amounts customarily insured against by corporations engaged in the ownership and occupancy of Property for the Permitted Use (including without limitation such insurance as may be required pursuant to the Lease), and
(ii) to construct, or cause to be constructed by entering into Related Contracts with Vendors, the Facility in a manner necessary to meet Completion on or before the Completion Date;

          (f) To pay, or cause to be paid, in accordance with prudent industry practices in compliance with applicable Governmental Requirements all costs and expenses of Completion and perform all obligations of such Completion, and to perform or cause to be performed all contracts and other agreements, including without limitation all Related Contracts, entered into by or on behalf of the Lessor, and to preserve the Lessor's rights in the Facility and under all Related Contracts;

          (g) To keep the Facility free of all Liens except Permitted Liens, provided that the Company shall have the right to contest Impositions in accordance with Section 13 of the Lease;

          (h) To transfer and hold all of the evidence of ownership of the Facility in the name of the Lessor;

          (i) To cause all contracts and other agreements, including without limitation all Related Contracts, entered into by the Acquisition/Construction Agent on behalf of the Lessor to be assignable, including, without limitation, the right to be subject to the Security Instruments;

          (j) To avoid purchasing Property from or entering into any agreement with Affiliates of the Acquisition/Construction Agent in connection with the Facility unless upon fair and reasonable terms that are not less favorable to the Lessor than those which might be obtained in an arm's-length transaction between unaffiliated Persons in the same business at the time such terms are agreed upon;

          (k) In the event the Company does not exercise its option to purchase the Facility pursuant to Section 15 of the Lease, to attempt to sell the Facility for cash upon the termination or cancellation of the Lease (subject to the Lessor's prior written approval of the terms of the sale), and to grant, bargain, sell, convey or contract for the sale or conveyance of the Facility in connection with the duties in this paragraph;

          (l) To complete the Facility to the specifications of the Facility Plan during the Construction Term and if the cost of the Facility exceeds the Lessor Investment Commitment, use the Acquisition/Construction Agent's own funds to complete the Facility during the Construction Term up to the amount of the Completion Costs Payment Limitation, and assign all Property necessary for Completion of the Facility and purchased with the funds of the Acquisition/Construction Agent or its Affiliates to the Lessor to be owned as part of the Facility, provided, however, only such Property as is necessary to
                      --------  -------
fulfill the requirements of Completion shall be assigned to the Lessor;

          (m) To contract with all Vendors and contractors for supplies, equipment, materials and services, including, without limitation, necessary design work affecting the Facility;

          (n) To keep and maintain proper books and records relating to the accounts of the Facility and the book value of the Facility and the Property comprising the Facility;

          (o) To pay for, exchange or otherwise settle accounts for the acquisition of supplies, equipment, materials or services affecting the Facility;

          (p) To ask for, demand, collect, recover, and receive all moneys which may become due and owing by reason of conveyances, whether by deed, contract, bill of sale or other instruments or to pay for, exchange or otherwise settle accounts for the acquisition of supplies, equipment, materials or services affecting the Facility; provided however, the Company shall have the right in its reasonable discretion to settle or waive claims in amounts less than $10,000.

          (q) To ask for, demand, collect, and recover, each in the name of Lessor, any and all sums that may be due on account of any damage to any of the Facility;

          (r) To manage correspondence and conduct communications with all Governmental Authorities with regard to matters affecting the Facility, including, but not limited to, the acquisition of all Permits and satisfaction of all Governmental Requirements and Insurance Requirements and with regard to rights of way and easements, if any, affecting the Facility; and

          (s) To provide the Lessor with copies of material Related Contracts executed by the Acquisition/Construction Agent on behalf of the Lessor promptly following such execution.

     Section 1.4    Disclosure.  The Facility Plan was developed solely by the
                    ----------
Company. The Acquisition/Construction Agent shall act in its sole discretion in choosing materials for the Facility and hiring any contractors and subcontractors to work on the Facility. The Lessor and the Lease Participants have no liability for or in respect of the Facility as provided in Section 11 of the Lease and shall be indemnified and held harmless by the Company as provided herein, in the Lease, the Investment Agreement and the other Operative Documents.

                                  ARTICLE II

                  Basic Services, Contracts and Rights, Etc.
                  ------------------------------------------

     Section 2.1    Plans and Design Specifications.  As soon as available, the
                    -------------------------------
Company, at no cost to the Lessor, shall deliver, or cause to be delivered, to the Lessor the Facility Plan and promptly following completion a complete set of all "as-built" plans, drawings and specifications for the Facility, as well as all design information on all equipment, safety systems, and associated improvements and amenities which comprise a portion of the Facility, which items and information to the best of the Company's knowledge shall be true, correct and complete.

     Section 2.2    Access and Parking.  Subject to and in compliance with
                    ------------------
existing safety regulations on the Site and applicable Governmental Requirements and Insurance Requirements, the Company, at no cost to the Lessor, shall arrange to provide or cause to be provided, either on site or via easement agreements acceptable to the Lessor with adjacent property owners, vehicular (including maintenance and construction equipment) and pedestrian access routes to the Site from a public street and shall make such parking space available thereon as may be necessary for the full use and enjoyment of the Site and the Facility.

     Section 2.3    Easements, Utilities, Services and Contracts. Within 120
                    ---------------------------------------------
days prior to the Scheduled Lease Termination Date (or immediately if the Lease terminates on any Cancellation Date or Lease Termination Date which is not a Scheduled Lease Termination Date), and provided that the Company shall not have elected to purchase, or purchased, the Facility pursuant to the terms of the Lease, at all times thereafter for the term of this Agreement, the Company, at no cost to the Lessor, shall arrange to provide, either directly or indirectly, to the Lessor, in compliance with all Governmental Requirements (including, without limitation, all Environmental Requirements, Environmental Authorizations and Environment Judgments and Orders and Insurance Requirements), as confirmed by the Lessor, (a) all rights of ingress and egress, rights-of-way, easements (which easements shall be reasonably direct and shall provide for access over any servient estate created thereby, including the rights to use existing transmission lines), access and real property licenses and rights in real property over or to the Site, (b) access to storage, transportation and maintenance facilities, fixtures and appurtenances,
(c) an inventory of supplies necessary for the full and efficient operation of the Facility, and (d) services (whether on- or off-Site, including any shared off-site facilities), including, without limitation, water, electricity, heating, ventilation, air conditioning, lighting, security, steam, waste water treatment and sanitation, receiving and shipping facilities as such rights, licenses, easements, services and utilities are or may be necessary for the full and efficient operation of the Facility.

     Section 2.4    Equipment and Other Rights.  Within 120 days prior to the
                    --------------------------
Scheduled Lease Termination Date (or immediately if the Lease terminates on any Cancellation Date or Lease Termination Date which is not a Scheduled Lease Termination Date), and provided that the Company shall not have elected to purchase, or purchased, the Facility pursuant to the Lease, at all times thereafter for the Term of this Agreement, the Company shall provide to the Lessor, by rent-free lease or other similar arrangement, any and all equipment and maintenance tools, and, for a price equal to the Company's cost therefor if not included in the Facility Cost, all spare parts (including, without limitation, rebuilt parts and major components) and maintenance equipment not covered by the services provided, or caused to be provided, pursuant to Section 3.2(a), as are or may be customarily maintained on the Site by the Company for the operation of the Facility in the manner described in Article III. Within the period set forth above (or immediately in the circumstance contemplated above) the Company, in compliance with all Governmental Requirements, shall also transfer, or cause to be transferred, to the Lessor any and all equipment inspection reports and maintenance records and all licenses and Applicable Permits required to operate the Facility and all such equipment located on the Site as confirmed by the Lessor. Within the period set forth above (or immediately in the circumstance contemplated above), the Company shall provide, or cause to be provided, to the Lessor, by non-exclusive, royalty free license or other similar arrangement, rights to all patents, patent applications, proprietary computer software, operating and other manuals, "know-how," copyrights or other intellectual property (excluding trade names and trademarks) as are or may be necessary for the operation of the Facility in the manner described in Article III. The Company represents and warrants to the Lessor that as of the Closing Date, and the Completion Date, and at all times thereafter during the term of this Agreement, the construction, assembly, ownership, use, occupancy, maintenance and operation of the Facility and Property included therein does not and will not cause a violation of any Governmental Requirements or Insurance Requirements.

     Section 2.5    Cost of Services and Rights.
                    ---------------------------

          (a) Any and all services described in Section 2.3(d) and all easements and other rights in real property existing or necessary for the full and efficient operation of the Facility during the term of this Agreement shall be provided (x) to the Lessor at the cost specified in Section 2.3, and (y) in the case of such easements and other rights in real property as aforesaid, on the terms set forth in Section 2.5(b) to any Person acquiring title or use of the Facility other than the Lessor.

          (b) Unless otherwise provided herein, any and all supplies provided by the Company pursuant to this Article II after the Lease Termination Date (or any earlier date on which the Lease terminates as provided therein) and for so long as this Agreement remains in effect (i) which are generally commercially available shall be priced at fair market value, and on arms-length terms and conditions subject to applicable provisions of agreements with producers, shippers and suppliers and Governmental Requirements, or (ii) which are not generally commercially available shall be priced at an amount equal to the Company's cost (excluding any profit margin).


                                  ARTICLE III

     Operation and Management of the Facility Following Lease Termination.
     --------------------------------------------------------------------

     Section 3.1    Engagement.  From the date on which the Lease terminates as
                    ----------
provided therein, including any Lease Termination Date or Cancellation Date, through the date this Agreement terminates in accordance with Section 8.4, the Company hereby agrees to (a) provide and perform, or cause to be provided or performed, all services, labor, supervision, management, maintenance, repairs, common facilities and consumables necessary for the operation of the Facility for the Permitted Use, in accordance with all Governmental Requirements, the Restrictive Covenants and Insurance Requirements and within the capability set forth in the Facility Plan, and (b) to perform the additional duties as set forth in this Agreement.

     Section 3.2    Duties and Responsibilities of the Company as Operator of
                    ---------------------------------------------------------
the Facility.
------------

During the period specified in Section 3.1:

          (a)  Services. The Company shall (i) perform, or cause to be performed
               --------
on behalf of Lessor, all operation and maintenance of the Facility whatsoever,
(ii) supply, or cause to be supplied, all services, goods and materials required to operate and maintain the Facility, including without limitation, those services, goods and materials referenced in Article II, and (iii) provide such additional services as may be reasonably requested by the Lessor for the full and efficient operation of the Facility, all of the foregoing to be done or performed in accordance with the terms and conditions set forth herein.

          (b)  Standard of Care. The Company shall perform all of its duties and
               ----------------
obligations under Article II and this Article III in accordance with the standards mandated under Section 7 of the Lease as if fully set forth herein (which standards are hereby incorporated, mutatis mutandis, herein by reference)
                                          ------- --------
and in a good, workmanlike and commercially reasonable manner. The Company shall exercise such care and in the same manner as a prudent Person engaged in the business of managing and operating Property similar to the Facility and used in a similar location for the Permitted Use would in the advancement and protection of such Person's own economic interests and the maximization of such Person's profits therefrom. Maintenance shall be scheduled so as to minimize interference with the use, occupation and operation of the Facility and cost consistent with good industry operating and safety standards and all Governmental Requirements, the Restrictive Covenants and Insurance Requirements.

          (c)  Compliance with Governmental Requirements and Insurance
               -------------------------------------------------------
Requirements.  The Company shall comply with, and cause the Facility (including
------------
the maintenance, use, occupation and operation thereof) and all personnel of the Company, and all contractors or other entities, to comply with, the Insurance Requirements (which Insurance Requirements are hereby incorporated, mutatis
                                                                    -------
mutandis, herein by reference as if fully set forth herein), the Restrictive
--------
Covenants and all Governmental Requirements in effect from time to time.

          (d)  Personnel.  The Company shall at all times employ, or cause to be
               ---------
employed, qualified and properly trained personnel to perform the Company's obligations under this Agreement, and shall pay all wages and benefits required by law or contract. The Company shall be responsible for all matters relating to labor relations, working conditions, training, employee benefits, safety programs and related matters pertaining to such employees. The Lessor shall have the right to request the removal from the Facility of any personnel deemed unqualified by the Lessor.

          (e)  Warranties and Guarantees.  The Company shall use commercially
               -------------------------
reasonable efforts, consistent with good industry practices, to obtain warranties for the Lessor for parts, equipment, materials or services provided by third-party suppliers in fulfilling the Company's obligations under this Agreement. The Company shall comply with all applicable warranties and guarantees presented by Vendors or contractors, and shall take no action that in any way impairs any rights or claims of the Lessor under this Agreement or any Vendor's or other Person's warranty. Without limiting the foregoing, the Company shall use spare parts that will not adversely affect the Lessor's protection or rights under such warranties or guarantees.

          (f)  Consultations.  Notwithstanding any other provision of this
               -------------
Agreement, the Company will consult with the Lessor and any other independent experts appointed by or on behalf of the Lessor to review any matter pertaining directly or indirectly to the performance of the Company's obligations under this Agreement and the Company shall provide them with access, during normal business hours and upon no less than 2 days' prior written notice, to the Facility and shall make available to such experts, at the Company's expense, all information, reports, logs and other documents, and shall make the Company's personnel available for consultation with such experts, all as requested by the Lessor.

          (g)  Permits.  The Company shall apply for and maintain in full force
               -------
and effect, at the cost and expense of the Company, any and all Applicable Permits required to be obtained, maintained or held by either the Company or the Lessor as and when required by law to be obtained and in proper form therefor and maintain all such Applicable Permits in full force and effect.

          (h)  Compliance with Law; Certain Agreements.
               ---------------------------------------

               (i) The Company shall also comply with, and cause the Facility (and its operation) to comply with, the various requirements imposed on the Lessee set forth in Sections 7, 9, 10, 12, 13, 14, 16 and 20 of the Lease (which sections are hereby incorporated mutatis mutandis herein by reference as if
                                 ------- --------
fully set forth herein).

               (ii) The Company shall also not take or fail to take any action which would result in the failure of the Facility to be operated on a continuing basis for the Permitted Use in accordance with in the Facility design as specified in the Facility Plan.

          (i)  Removal.  The Lessor may at any time, upon 5 days written notice,
               -------
terminate its engagement of the Company under this Article III to maintain and operate the Facility, without terminating this Agreement pursuant to Section 8.4; provided, however, that the Lessor shall, upon 2 week's written notice to
     --------  -------
the Company, be entitled to request the Company to resume its duties under this Agreement for the duration of the term of this Article III to maintain and operate the Facility and the Company shall comply with such request.

          (j)  Independent Contractor Status.  The Lessor acknowledges that the
               -----------------------------
Company, in performing its duties under this Article III to maintain and operate the Facility, is acting as an independent contractor and except as otherwise expressly provided by this Agreement, the Lessor shall have no right to control the conduct of the Company or its personnel in the proper performance of the obligations of the Company under this Agreement. The Company acknowledges that the Lessor is the owner of the Facility and, as such, is entitled to control the Facility and its use, subject to the provisions of this Agreement and of the Lease.

          (k)  Support Expenses.  All reasonable and necessary costs associated
               ----------------
with the continued normal operation, preservation and maintenance of the Facility during the period and in the manner specified by this Article III ("Support Expenses") shall be timely advanced by the Company on behalf of Lessor subject to reimbursement as hereafter set forth. All such Support Expenses advanced by the Company shall be accounted for by the Company and reported to Lessor pursuant to monthly written operating reports certified by an authorized officer of the Company. The Lessor shall reimburse the Company for support expenses actually advanced by the Company together with simple interest thereon at the Base Rate per annum, on the earlier to occur of the date following (i) the termination of this Agreement in accordance with Section 8.4 hereof, or (ii) the date the Facility is sold by or on behalf of the Lessor (and if this Agreement is terminated by the Lessor prior to the sale of the Facility by the Acquisition/Construction Agent on behalf of the Lessor, the Lessor shall use reasonable commercial efforts to sell the Facility as soon as is reasonably practical, taking into account the then existing real estate market and the ability to realize sufficient proceeds to pay in full all of the Lessor Investment, Yield thereon and other amount due and payable under the Lease, the Investment Agreement and the other Operative Documents). Reimbursement under subsection (i) of this Section 3.2(k) shall be reimbursed by the Lessor solely out of available excess proceeds from the sale of the Facility under Section 15 of the Lease and reimbursement under subsection (ii) of this Section 3.2(k) shall be reimbursed by the Lessor solely out of available excess proceeds from the sale of the Facility by the Lessor as contemplated therein. In no event shall the Lessor be obligated to reimburse the Company for Support Expenses except to the extent of available excess proceeds described above. The Company's right to reimbursement pursuant hereto above shall at all times and in all respects be subject and subordinate to the rights of the Lessor to receive full repayment of the Lessor Advances (and the Lease Participants to receive full repayment of their Lease Participant Advances), including Yield thereon. Notwithstanding anything to the contrary contained herein, the Company shall not be entitled to reimbursement for any costs expended or incurred from the Lease Termination Date or Cancellation Date, as applicable, through the Purchase Closing Date, if extended by the Lessor under Section 15(e) of the Lease, in the event that the Company elects to purchase the Facility and elects to remain in possession of the Facility pursuant to the license referenced in Section 15(e) of the Lease. All such costs shall be the responsibility of the Company and shall represent the license fee payable in consideration of the rights afforded under such license.

                                  ARTICLE IV

                          Environmental Due Diligence
                          ---------------------------

     The Company hereby certifies and represents to the Lessor and the Lease Participants that the Company (both in its individual capacity and in its capacity as Acquisition/Construction Agent) has performed or caused to be performed an Environmental Assessment and such other inspections, investigations and analyses of the Facility and the Facility Plan as is necessary to carry out its obligations hereunder and under the other Operative Documents and to enable the Company to provide knowledgeably the warranties, representations and covenants regarding environmental matters affecting or which could affect the Facility under Sections 7.01(n), 8.11, 8.12 and 8.13 of the Investment Agreement and under applicable provisions of the other Operative Documents, including without limitation, representations, warranties and covenants relating any environmental conditions existing prior to the acquisition of the Site, by the Lessor. The Company further understands and agrees that Lessor's willingness to acquire the Site and enter into the Operative Documents is, inter alia, in reliance upon and in consideration of the
                        ----- ----
fulfillment by the Company of the environmental due diligence requirements required herein, the representations, warranties and covenants set forth in the Investment Agreement and the other Operative Documents and the indemnities set forth under Article V below.


                                   ARTICLE V

                                Indemnification
                                ---------------

     Section 5.1    Indemnities.  The Company agrees, in addition to any other
                    -----------
indemnity obligations set forth in any Operative Document, to indemnify and save harmless the Lessor and each Lease Participant and any of their successors and assigns, and their respective officers, directors, incorporators, shareholders, employees, agents, partners, attorneys, affiliates, contractors, subcontractors and servants (individually an "Indemnified Party" and collectively the
                               -----------------
"Indemnified Parties") from and against all liabilities, Liens, Taxes, losses,
 -------------------
obligations, claims, damages (including, without limitation, penalties, fines, court costs and administrative service fees), penalties, demands, causes of action, suits, proceedings (including any investigations, litigation or inquiries), judgments, orders, sums paid in settlement of claims, and costs and expenses of any kind or nature whatsoever, including, without limitation, reasonable attorneys' fees and expenses and all other expenses incurred, suffered or realized in connection with investigating, defending or preparing to defend any cause of action, suit or proceeding (including any investigations, litigation or inquiries) or claim which may be incurred by or asserted against or involve any of them (whether or not any of them is named as a party thereto) as a result of, arising directly or indirectly out of or in any way related to
(a) the failure of the Company to perform or caused to be performed, or the inadequacy of, the environmental due diligence required under Article IV above,
(b) the breach of any representation, warranty or agreement set forth under the Operative Documents regarding Environmental Requirements or relating to environmental matters, (c) the failure of the Company to perform any obligation required to be performed under the Operative Documents pursuant to Environmental Requirements or relating to environmental matters, (d) all acts or omissions by or on behalf of the Company (both in its individual capacity and in its capacity as Acquisition/Construction Agent), its contractors, employees, agents, licensees, representatives or any other Person for whose conduct the Company is responsible in connection herewith or under any Operative Document, (e) failure of the Company to obtain any Environmental Authorizations required in the management, maintenance and operation of the Facility, the Company or the operation of any business on or related to the Facility or the Site, (f) any Environmental Damages, Environmental Liabilities and Environmental Proceedings relating to the Facility, (g) the breach or failure to perform by the Company of any provisions of this Agreement, and (h) the reversion of the Facility to Hamilton County, a political subdivision of Tennessee, pursuant to the Restrictive Covenants (collectively, the "Indemnified Risks"); provided, however, that no Indemnified
                    -----------------    -----------------
Party shall be entitled to indemnity (or any other payment or reimbursement) for any Indemnified Risks to the extent such Indemnified Risks result from or arise out of the willful misconduct or gross negligence of such Indemnified Party.

     Section 5.2    Defending Claims.  If any cause of action, suit, proceeding
                    ----------------
or claim arising from any of the foregoing is brought against any Indemnified Party, whether such action, suit, proceeding or claim shall be actual or threatened, or in preparation therefor, the Company will have the right, at its expense, to assume the resistance and defense of such cause of action, suit, proceeding or claim or cause the same to be resisted and defended; provided that
                                                                   --------
such Indemnified Party shall be entitled (but not obligated) to participate jointly in such defense, in which case such Indemnified Party will be responsible for its own legal fees or other expenses, if any, related to such defense incurred subsequent to the joint participation by such party in such defense. Notwithstanding the foregoing, if any Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Company, the Indemnified Party may assume the defense of such action, suit, proceeding or claim and the Company agrees to reimburse such Indemnified Party on demand for the reasonable fees and expenses of any counsel retained by the Indemnified Party. The Company may settle any action which it defends hereunder on such terms as it may deem advisable in its sole discretion, subject to its ability promptly to perform in full the terms of such settlement. No Indemnified Party may seek indemnification or other reimbursement or payment, including attorneys' fees or expenses, from the Company for any cause of action, suit, proceeding or claim settled, compromised or in any way disposed of by the Indemnified Party without the Company's prior written consent, which will not be unreasonably withheld.

     Section 5.3    Survival.  The obligations of the Company under this Article
                    --------
V shall survive the expiration or any termination of this Agreement (whether by operation of law or otherwise) and the payment of amounts owed by the Company under this Agreement, the Investment Agreement and the other Operative Documents.

     Section 5.4    Payment upon Demand.  Upon demand for payment by any
                    -------------------
Indemnified Party of any Indemnified Risks incurred by it for which indemnification is sought, the Company shall pay when due and payable the full amount of such Indemnified Risks to the appropriate party, unless and only so long as: (a) the Company shall have assumed the defense of such action and is diligently prosecuting the same; (b) the Company is financially able to pay all its obligations outstanding and asserted against the Company at that time, including the full amount of the Indemnified Risks; and (c) the Company has taken all action as may be necessary to prevent (i) the collection of such Indemnified Risks from, or the assertion of any Lien in respect thereof against, the Indemnified Party or its property or assets; (ii) the sale, forfeiture or loss of the Facility or any portion thereof, or any property or assets of such Indemnified Person, during such defense of such action; and (iii) the imposition of any civil or criminal liability for failure to pay such Indemnified Risks when due and payable.

     Section 5.5    Acknowledgment of Scope of Indemnity.  The Company
                    ------------------------------------
acknowledges and agrees that (a) its obligations under this Article V are intended to include and extend to (without limitation) any and all liabilities, Liens, Taxes, losses, obligations, claims, damages (including, without limitation, penalties, fines, court costs and administrative service fees), penalties, demands, causes of action, suits, proceedings (including any investigations, litigation or inquiries), judgments, orders, sums paid in settlement of claims, costs and expenses (including, without limitation, response and mediation costs, stabilization costs, encapsulation costs, and treatment, storage or disposal costs), imposed upon or incurred by or asserted at any time against any Indemnified Party (whether or not indemnified against by any other party) as a result of, arising directly or indirectly out of or in any way related to (i) the treatment, storage, disposal, generation, use, transport, movement, presence, release, threatened release, spill, installation, sale, emission, injection, leaching, dumping, escaping or seeping of any alleged Hazardous Materials at, under, onto, above, within or from the Facility or any part thereof or any business conducted on or related to the Facility or the Site; (ii) the violation or alleged violation of any Environmental Requirements relating to or in connection with the Facility or any part thereof or any acts or omissions thereon or relating thereto; (iii) all other federal, state and local laws designed to protect the environment or persons or property therein, whether now existing or hereinafter enacted, promulgated or issued by any governmental authority relating to or in connection with the Facility or any part thereof or any acts or omissions thereon or relating thereto; (iv) the Company's failure to comply with its obligations under Section 7 of the Lease; and (v) any abandonment of the Facility by the Company.

     Section 5.6    Best Efforts Notice.  In case any action shall be brought
                    -------------------
against any Indemnified Party in respect of which indemnity may be sought against the Company, such Indemnified Party shall use best efforts to promptly notify the Company in writing, but the failure to give such prompt notice shall not relieve the Company from liability hereunder, except to the extent such failure promptly to notify has materially adversely affected the ability to defend such action.


                                  ARTICLE VI

                      Reversion of Rights and Contracts.
                      ---------------------------------

     Upon payment of the Purchase Price as provided in Section 15 of the Lease:
(a) the various agreements, licenses, Applicable Permits and contracts, including without limitation Related Contracts, to be provided hereunder by Company to the Lessor shall revert to the Company (or be transferred to the Company), (b) service contracts with the Company, property rights and licenses granted by the Company to the Lessor shall terminate or be transferred to the Company, and (c) third-party service contracts shall be assigned by the Lessor to the Company, all the foregoing transfers and assignments to be made without recourse and without any representation or warranty whatsoever. Upon the termination of the Lease and the failure of the Company or one of their Affiliates to purchase the Facility as provided in Section 15 of the Lease, all such agreements, Applicable Permits, contracts, property rights and licenses and Third Party service contracts, including without limitation Related Contracts, shall remain in place unless terminated by the Lessor.


                                  ARTICLE VII

                              Additional Support.
                              ------------------

     In the event that none of the Company or any of its Affiliates purchases the Facility from the Lessor pursuant to the Lease, the parties hereto agree to negotiate in good faith to provide to the Lessor such support in addition to that provided for in this Agreement as the Lessor may deem necessary to maintain, use, occupy and operate the Facility for the Permitted Use or any other purpose requested by the Lessor.

                                  ARTICLE VII

                                Miscellaneous.
                                -------------

     Section 8.1    Governing Law; Assignability, etc.  This Agreement
                    ----------------------------------
(including, but not limited to, the validity and enforceability hereof) shall be construed in accordance with the laws of the State of New York other than the
conflict of laws rules thereof.   This Agreement supersedes all prior agreements
among or between the parties with respect to the matters addressed herein and shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. After the expiration or the termination of the Lease, and provided that the Company (or an Affiliate thereof) shall not have purchased the Facility in accordance with the terms of the Lease, the Lessor may, at any time, assign its rights hereunder to any permitted sublessee of the Site or assignee of the Lessor under the Lease, without the prior written consent of the Company. The Company may not delegate all or any part of its obligations or assign any of its rights hereunder without the prior written consent of the Lessor.

     Section 8.2    Jurisdiction.  Jurisdiction hereunder shall be governed by
                    ------------
the provisions governing jurisdiction set forth in Section 11.14 of the Investment Agreement which provisions are hereby incorporated herein, mutatis
                                                                      -------
mutandis, by reference as if fully set forth herein.
--------

     Section 8.3    Amendments.  No change, waiver, amendment or modification of
                    ----------
any of the provisions of this Agreement shall be valid unless set forth in a written instrument signed by the parties hereto, in compliance with the requirements set forth in the Investment Agreement.

     Section 8.4    Term; Option.  Except as otherwise expressly provided
                    ------------
herein, this Agreement and the parties' obligations hereunder shall commence on the date hereof and shall terminate upon the expiration or other termination of the Lease and consummation of the purchase by the Company (or an Affiliate thereof) of the Facility for the Purchase Price in accordance with the Lease; provided, however, that upon the termination of the Lease, and provided that the
--------  -------
Company (or an Affiliate thereof) shall not have purchased and paid the Purchase Price for the Facility in accordance with the terms of the Lease, this Agreement shall continue in full force and effect until the date the Facility is sold to a Person other than the Lessor or any earlier written notice from the Lessor of its election to terminate this Agreement.

     Section 8.5    Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be an original, and all of which together shall constitute but one and the same instrument. This Agreement may be delivered by facsimile transmission of the relevant signature pages hereof.

     Section 8.6    Further Assurances.  The Company shall take all appropriate
                    ------------------
actions and shall execute any documents, instruments or conveyances of any kind which may be necessary or advisable to carry out the provisions hereof, including, without limitation, all actions and documents required by Governmental Authorities, and respond to all inquiries of Governmental Authorities concerning the Facility.

     IN WITNESS WHEREOF, the parties hereto have caused this Agency Agreement hereto to be entered into by one of its officers thereunto duly authorized.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                    COMPANY:

Signed, sealed and delivered        U.S. XPRESS ENTERPRISES, INC.,
in the presence of:                 a Nevada corporation


______________________________      By:______________________________________
Witness         Title:


______________________________      Attest:__________________________________
Witness            Title:

               [CORPORATE SEAL]

                                    LESSOR:

Signed, sealed and delivered        WACHOVIA CAPITAL MARKETS, INC.,
in the presence of:                 a Georgia corporation


______________________________      By:________________________________________
Witness         Title:


______________________________      Attest:____________________________________
Witness            Title:

               [CORPORATE SEAL]

STATE OF TENNESSEE
COUNTY OF HAMILTON

          Personally appeared before me, _____________________, Notary Public, _______________________ and ______________________, with whom I am personally acquainted, and who acknowledged that they executed the within instrument for the purposes therein contained, and who further acknowledged that they are the __________________ and _________________ of the Company, U.S. Xpress
Enterprises, Inc., and are authorized by the Company to execute this instrument on behalf of the Company.

          WITNESS my hand, at office, this ___ day of March, 1998.

                                   ______________________
                                   Notary Public
                                   My Commission Expires: _______

STATE OF GEORGIA
COUNTY OF FULTON

          Personally appeared before me, _____________________, Notary Public, _______________________ and ______________________, with whom I am personally acquainted, and who acknowledged that they executed the within instrument for the purposes therein contained, and who further acknowledged that they are the __________________ and _________________ of the Lessor, Wachovia Capital
Markets, Inc., and are authorized by the Lessor to execute this instrument on behalf of the Lessor.

          WITNESS my hand, at office, this ___ day of March, 1998.

                                   _________________________
                                   Notary Public
                                   My Commission Expires: _______

                                   Exhibit A

                            COMPLETION CERTIFICATE


     The undersigned,  ______________________ (the "Independent Architect"),
                                                    ---------------------
refers to the Investment Agreement, dated as of March __, 1998 (the "Investment
                                                                     ----------
Agreement") by and among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation
---------
(the "Company"), WACHOVIA CAPITAL MARKETS, INC. (the "Lessor"), and the Lease
      -------                                         ------
Participants party thereto from time to time (the "Lease Participants").  Unless
                                                   ------------------
otherwise defined herein, capitalized terms used herein have the respective meanings set forth in the Investment Agreement.

     The Independent Architect has acted as independent consulting engineer for the Lessor with respect to the Facility and, in that capacity and for the purpose of rendering this certificate, has, inter alia, reviewed the Facility
                                            ----- ----
Plan, and has conducted independent engineering inspections of the Facility on the following dates: ______________. The undersigned certifies that this certificate has been prepared on the basis of sound engineering practices and procedures, and that, based upon information and data derived from such inspections, and from conferences with appropriate officers and representatives of the Company, it is the opinion of the undersigned that:

     (a) The Independent Architect is satisfied that all of the conditions precedent listed in Schedule 1.3 to the Investment Agreement have been met;

     (b) the Company has received all test data, and other technical information required for the Company to operate and maintain the Facility and mark-ups of all as-built drawings (from which final as-built drawings will be prepared) required for the Company to operate and maintain the Facility in the ordinary course of business;

     (c) all special tools and an initial spare parts inventory required to operate the Facility and supplied by the Company or any contractor provided by __________________________________ (individually, a

          "Contractor", collectively, the "Contractors") have been delivered to
           ----------                      -----------
          the Facility;

     (d) all of the Contractors', other contractors' and subcontractors' personnel, supplies, equipment, waste materials, rubbish and temporary facilities have been removed from the Site, except where the failure to remove such items does not and will not interfere with the operation of the Facility; and

     (e) there are no significant, unresolved disputes, litigation or arbitration proceedings with respect to the Facility Plan or the construction of the Facility pursuant thereto, except those that are being contested in good faith by appropriate proceedings.


     IN WITNESS WHEREOF, we have signed this certificate the _____ day of ________, 19___.


                                [NAME OF INDEPENDENT ARCHITECT]
                               ---------------------------------


                              By:__________________________________________
                                    Name:
                                    Title:


     The Company hereby certifies to the Lessor and the Lease Participants that all of the events and conditions for Completion described in Schedule 1.3 to the Agency Agreement have been satisfied.


                              ________________________________________________


                              By:_____________________________________________
                                    Name:
                                    Title:

                                 SCHEDULE 1.3
            To Acquisition, Agency, Indemnity and Support Agreement


                         REQUIREMENTS FOR "COMPLETION"
                         -----------------------------



     The term "Completion," as used in the Operative Documents shall mean satisfaction of all of the following conditions and requirements:

     (a) The Company, as Acquisition/Construction Agent, has satisfied all of its design and construction obligations under Section 1.3 of the Agency Agreement which are required to be completed by the Completion Date.

     (b) The Company, as Acquisition/Construction Agent, and the architect responsible for the Facility Plan shall have executed and delivered to the Lessor the Completion Certificate.

     (c) A letter of shell completion for the Facility and final, unconditional certificates of occupancy covering each floor of the Facility shall have been issued by Hamilton County, Tennessee.

     (d) The Lessor shall have received endorsements to the title insurance policy of the Lessor which (a) advance the effective dates of such policies through the Completion Date without exception for mechanics' or materialmen's liens or any other encumbrances other than the Permitted Liens, and (b) evidence payment of all real property Impositions which are due and payable as of the advanced effective date.

     (e) The general contractor shall have executed and delivered for the benefit of the Lessor a final contractor's affidavit in accordance with the requirements of applicable law in the state in which the Facility is located.

     (f) The Lessor shall have received an as-built survey prepared by a surveyor who is registered in the State where the Facility is located delineating all of the improvements thereon on the Site and dated within 30 days of the proposed Completion Date.

     (g) The Company shall have delivered reasonable evidence satisfactory to the Lessor that the Facility is in compliance with all zoning ordinances, agreements, architectural restrictions and environmental regulations applicable to the Facility and reasonable evidence that streets, utilities and municipal services required for the use and occupancy of the Facility for the Permitted Use are in place, available and sufficient.

     (h) The Company shall have provided the Lessor reasonable evidence that all personal property taxes affecting the Facility or any portion thereof which have become due and payable have been paid in full.

     (i) No part of the Facility shall have been subject to any Casualty Occurrence and then remain unrepaired or unrestored as of the proposed Completion Date and no actual or threatened proceeding for the taking of all or less than all of the Facility pursuant to the exercise of the power of eminent domain shall be pending as of the proposed Completion Date.

     (j) There shall not have occurred and then be continuing any Event of Default under any of the Operative Documents or any event which, with the giving of notice or the passage of time or both, would constitute an Event of Default under any of the Operative Documents.

     (k) The Lessor shall have received and approved a copy of the proposed management agreement for the Facility and the management company thereunder shall have executed a subordination and non-disturbance agreement in form satisfactory to the Lessor.

     (l) The Company shall have renewed in writing any representations and warranties provided in the Operative Documents that may reasonably be required by the Lessor which are applicable to periods following the Completion Date.